Exhibit 10.13

Execution Copy

AMENDMENT TO A&R LOAN AGREEMENT AND INVESTMENT MANAGEMENT AGREEMENT

This Amendment to A&R Loan Agreement (this "Amendment"), dated as of August 24, 2017, is entered into among Hamilton Finance LLC, a Delaware limited liability company, as borrower (the "Company"); the Financing Providers party hereto; U.S. Bank National Association ("U.S. Bank"), in its capacities as collateral agent (in such capacity, the "Collateral Agent"), collateral administrator (in such capacity, the "Collateral Administrator") and securities intermediary (in such capacity, the "Securities Intermediary"); and JPMorgan Chase Bank, National Association, as administrative agent for the Financing Providers hereunder (in such capacity, the "Administrative Agent"). Reference is hereby made to (i) the Amended and Restated Loan Agreement (as amended or modified from time to time, the "Loan Agreement"), dated as of December 17, 2015 and amended and restated as of June 27, 2016, among parties hereto and (ii) the Investment Management Agreement (the "Investment Management Agreement"), dated as of December 17, 2015, between the Company and Carey Credit Income Fund (the "Investment Manager" and the "Parent"). Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan Agreement.

WHEREAS, the parties hereto are parties to the Loan Agreement and certain parties hereto are parties to the Investment Management Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan Agreement in accordance with Section 10.05 thereof and amend and provide consent to such amendments to the Investment Management Agreement in accordance with Section 12 thereof, in each case, as provided for herein; and

ACCORDINGLY, the Loan Agreement and Investment Management Agreement are hereby amended as follows:

SECTION 1.    AMENDMENTS TO THE LOAN AGREEMENT.

(a)    The section "Defined Terms" of the Loan Agreement is hereby amended by inserting the following definitions:

"Carey Credit" means Carey Credit Advisors, LLC.
"GPIM" means Guggenheim Partners Investment Management, LLC, a Delaware limited liability company.
"GPIM IAA" means an investment advisory agreement entered into between the Parent and GPIM pursuant to which GPIM (or its affiliate meeting the criteria specified in such agreement) will act as investment advisor to the Parent, including with respect to assets of the type which are or may be Portfolio Investments (which agreement may be in the form of a term extension of the GPIM IIAA).
"GPIM IIAA" means an interim (or temporary) investment advisory agreement entered into between the Parent and GPIM pursuant to which GPIM (or its affiliate meeting the criteria specified in such agreement) will act as investment advisor to the Parent, including with respect to assets of the type which are or may be Portfolio Investments.

"Resignation Effective Date" means the date on which the resignation by Carey Credit as investment advisor to the Parent becomes effective.
(b)    Section 6.03 of the Loan Agreement is hereby amended by adding the following clause (ll) thereto:

"(ll)    The Company shall provide (or cause the Investment Manager to provide) written notice (including via e-mail) to the Collateral Agent and the Administrative Agent of (a) the occurrence of the Resignation Effective Date and (b) any change to the identity of the persons authorized to give directions and provide notices on behalf of the Company or the Investment Manager resulting from the occurrence of the Resignation Effective Date, including reasonable evidence of the authority of such persons to act on behalf of the Company or the Investment Manager, as applicable."

(c)    Article VII of the Loan Agreement is hereby amended by deleting clauses (m) and (n) thereof in their entirety and replacing clause (m) with the following:

"(m)    (1) prior to the Resignation Effective Date, Carey Credit Advisors, LLC or an Affiliate of Carey Credit Advisors, LLC meeting the criteria specified in the investment advisory agreement between the Parent and Carey Credit Advisors LLC as in effect on the Effective Date ceases to be the investment advisor of the Parent, (2) the GPIM IIAA is not in effect on the Resignation Effective Date or ceases to be in effect prior to the date on which the GPIM IAA becomes effective or (3)(x) the Parent does not receive all necessary approvals from shareholders to enter into the GPIM IAA within 150 calendar days following the Resignation Effective Date, (y) the GPIM IAA is otherwise not in effect within 150 calendar days of the Resignation Effective Date or (z) the GPIM IAA ceases to be in effect at any time following its execution and delivery;"
SECTION 2.    AMENDMENTS TO THE INVESTMENT MANAGEMENT AGREEMENT.

The parenthetical phrase in the first sentence of Section 1(a) of the Investment Management Agreement is hereby amended by and replaced its entirety with the following:

"(or shall cause (x) Carey Credit Advisors, LLC or its Affiliates as investment advisor to the Investment Manager or (y) Guggenheim Partners Investment Management, LLC or its Affiliates as the investment sub-advisor of the Investment Manager or as the investment advisor of the Investment Manager, each an "Advisor" and collectively, the "Advisors", subject to Section 12(c))"

SECTION 3.    MISCELLANEOUS.

(a)    The parties hereto hereby agree that, except as specifically amended herein, each of the Loan Agreement and the Investment Management Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan Agreement, or constitute a waiver of any provision of any other agreement.

(b)    THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(c)    This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.
(d)    This Amendment shall be effective as of the date of this Amendment first written above.

(e)    The Collateral Agent, Collateral Administrator and Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, and the Collateral Agent, Collateral Administrator and Securities Intermediary shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Collateral Agent, Collateral Administrator and Securities Intermediary shall be entitled to the benefit of every provision of the Loan Agreement relating to the conduct or affecting the liability of or affording protection to the Collateral Agent, Collateral Administrator and Securities Intermediary, including their right to be compensated, reimbursed and indemnified, whether or not elsewhere herein so provided. The Administrative Agent, by its signature hereto, authorizes and directs the Collateral Agent, Collateral Administrator and Securities Intermediary to execute this Amendment.

Exhibit 10.13

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.
HAMILTON FINANCE LLC, as Company

By:    /s/ Paul S. Saint-Pierre
Name:    Paul S. Saint-Pierre
Title:    Chief Financial Officer

CAREY CREDIT INCOME FUND, as Investment Manager and Parent
By:    /s/ Paul S. Saint-Pierre
Name:    Paul S. Saint-Pierre
Title:    Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent
By:    /s/ Christopher Hagen
Name:    Christopher Hagen
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Securities Intermediary
By:    /s/ Christopher Hagen
Name:    Christopher Hagen
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Administrator
By:    /s/ Christopher Hagen
Name:    Christopher Hagen
Title:    Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent
By:    /s/ Louis Cerrotta
Name:    Louis Cerrotta
Title:    Executive Director

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender
By:    /s/ Louis Cerrotta
Name:    Louis Cerrotta
Title:    Executive Director